EXHIBIT 4.1


NUMBER                                                 SHARES
                 PACIFIC CART SERVICES LTD.
       Incorporated under the laws of the State of Nevada
       Authorized 100,000,000 Common Shares, no par value

This Certifies that

is the owner of

Fully Paid and non-assessable Shares of Common Stock, $0.001 par value of

                 Pacific Cart Services, Inc.

transferable only on the books of this Corporation in person or by attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid unless countersigned by the transfer agent and registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be endorsed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated

____________________          Seal      _________________________
Secretary                               President

PACIFIC CART SERVICES, INC.

Transfer Fee: ______ per certificate

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - __________(Cust.) Custodian for
                    ________(Minor)
                   Under Uniform Gifts to Minors
                    Act of ____________________ (State)
Additional abbreviations may also be used though not in the above list.

For the value received _____________ hereby sell, assign and transfer until

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE
[               ]
Please print or type name and address of assignee
________________________________________
________________________________________
________________________________________ Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
_______________________________________
_______________________________________

Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated _____________ 19____

SIGNATURE GUARANTEED:         x__________________________________
                              x__________________________________

     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(E) MUST BE BUARANTEE4D BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbroker, Savings and Loan Association and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.